Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents [abstract]
Cash and cash equivalents	Cash and cash equivalents

	2022	2021
Cash at bank and on hand	21,372	13,383
Short-term deposits (a)	3,379	—
Shares of mutual funds (a)	1,768	1,881
Cash and cash equivalents	26,519	15,264

(a)Short-term deposits and shares of mutual funds are cash equivalents held for the purposes of meeting short-term cash commitments with maturities of three months or less from the date of acquisition and subject to insignificant risk of changes in value.